Contingent Liabilities	6 Months Ended
Jun. 30, 2022
Disclosure Of Contingent Liabilities [Abstract]
Contingent liabilities
10. Contingent liabilities
Under its U.K. share-based payment plan, the Company granted unapproved share options that have fully vested. If and when these share options are exercised, the Company will be liable for the Employer Class 1 National Insurance payable to HMRC in the United Kingdom. This contingent liability will be determined based on the market value of the shares on exercise less the exercise price paid by the option holders, at the prevailing rate of Employer National Insurance (15.05% at June 30, 2022). Based on the closing price of the Company’s ADSs on the Nasdaq Global Select Market on June 30, 2022, the last trading day of the period to which these financial statements relate, and assuming full exercise of all outstanding and vested unapproved share options on that date, the Employer National Insurance contingent liability would have been £0.2 million (December 31, 2021: £0.4 million).
As referenced in Note 6, during 2021 the Company provided a security of €3.0 million to cover the legal costs of Gilead Sciences Ireland UC and Gilead Sciences GmbH in the event that the Company is unsuccessful in the final outcome of the patent infringement litigation in Germany. Any cost reimbursement by the Company to the defendants is dependent on a range of potential outcomes, and the timing of those outcomes, with respect to the litigation, which are currently indeterminable. Therefore, no provision has been recognized with respect to these legal costs as the Company does not consider it probable that the litigation will be unsuccessful.